         As filed with the Securities and Exchange Commission on August 25, 2008
                                                     Registration No. 333-131184
________________________________________________________________________________

                    U. S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ________________________

                          POST-EFFECTIVE AMENDMENT NO. 4 ON
                                    FORM S-1

                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933

                        RAPTOR NETWORKS TECHNOLOGY, INC.
             (Exact name of registrant as specified in its charter)

           COLORADO                                             84-1573852
(State or other jurisdiction of                              (I.R.S. Employer
incorporation or organization)                              Identification No.)

                                      3576
                          (Primary Standard Industrial
                               Classification No.)

            1241 E. DYER ROAD, SUITE 150, SANTA ANA, CALIFORNIA 92705
                                 (949) 623-9300
    (Address and telephone number of registrant's principal executive offices)
                            ________________________

                                  BOB VAN LEYEN
                             CHIEF FINANCIAL OFFICER
                        RAPTOR NETWORKS TECHNOLOGY, INC.
                          1241 E. DYER ROAD, SUITE 150
                           SANTA ANA, CALIFORNIA 92705
                                 (949) 623-9305
            (Name, Address and Telephone Number of Agent for Service)
                            ________________________

                                   COPIES TO:
                              THOMAS J. CRANE, ESQ.
                            GARETT M. SLEICHTER, ESQ.
                               RUTAN & TUCKER, LLP
                         611 ANTON BOULEVARD, 14TH FLOOR
                          COSTA MESA, CALIFORNIA 92626
                                 (714) 641-5100

APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: From time to time after this registration becomes effective.

If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [X]

If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration number of the earlier effective registration statement for the same offering. [ ]

If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of "large accelerated filer," "accelerated filer" and "smaller reporting company" in Rule 12b2 of the Exchange Act.

Large accelerated filer [ ]      Accelerated filer [ ]

Non-accelerated filer [ ] (Do not check if a smaller reporting company)

Smaller reporting company [X]

                            ________________________

                                EXPLANATORY NOTE

This Post-Effective Amendment No. 4 on Form S-1 is filed for the purpose of deregistering such shares of the registrant's common stock that were registered on the registration statement but were not sold under the registration statement.

                          DEREGISTRATION OF SECURITIES

         In accordance with the registrant's undertaking set forth in the registration statement, effective as of the date and time that this Post-Effective Amendment No. 4 is declared effective, the registrant hereby deregisters such shares of its common stock that were registered on the registration statement but were not sold under the registration statement.

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

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Santa Ana, State of California, on August 25, 2008.

                                       RAPTOR NETWORKS TECHNOLOGY, INC.

                                       By: /s/ THOMAS M. WITTENSCHLAEGER
                                           -------------------------------------
                                           Thomas M. Wittenschlaeger
                                           President and Chief Executive Officer


         Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

                 Name                                         Title                            Date
---------------------------------------        ----------------------------------         ---------------

/s/ THOMAS M. WITTENSCHLAEGER                  President, Chief Executive Officer         August 25, 2008
---------------------------------------        (principal executive officer) and
Thomas M. Wittenschlaeger                      Chairman of the Board

/s/ BOB VAN LEYEN                              Chief Financial Officer (principal         August 25, 2008
---------------------------------------        accounting officer) and Secretary
Bob van Leyen

   *                                           Director                                   August 25, 2008
---------------------------------------
Larry L. Enterline

   *                                           Director                                   August 25, 2008
---------------------------------------
Ken Bramlett

*By: /s/ THOMAS M. WITTENSCHLAEGER             Director                                   August 25, 2008
    -----------------------------------
      Thomas M. Wittenschlaeger
      Attorney in Fact


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